KEMENTERIAN PERDAGANGAN
DALAM NEGERI DAN
KOS SARA HIDUP

*MINISTRY OF DOMESTIC TRADE
AND COST OF LIVING*

Akta Jualan Langsung dan Skim Anti-Piramid 1993 [Akta 500]
Direct Sales and Anti-Pyramid Scheme Act 1993 [Act 500]
(Peraturan 4)
(Regulation 4)

LESEN JUALAN LANGSUNG
DIRECT SALES LICENCE
(BERBILANG TINGKAT)

No. Siri AJL: 001695
AJL Serial No.:

No. Lesen: AJL 931478
Licence No.:

Lesen adalah dengan ini diberi kepada:
Licence is hereby granted to:

Nama Perniagaan : AGAPE SUPERIOR LIVING SDN. BHD.
Business Name

Alamat : LOT 1705-1708, LEVEL 17, TOWER 2, FABER TOWERS, JALAN DESA BAHAGIA, TAMAN DESA, 58100 KUALA LUMPUR.
Address

untuk menjalankan perniagaan jualan langsung dari 26 APRIL 2024 hingga 25 APRIL 2029
to carry on a direct sales business from ... *to* ...

Tertakluk kepada peruntukan Akta Jualan Langsung dan Skim Anti-Piramid 1993 [Akta 500] dan peraturan-peraturan yang dibuat dibawahnya, dan syarat-syarat yang dilampirkan bersama:
Subject to the provisions of the Direct Sales and Anti-Pyramid Scheme Act 1993 [Act 500] and the regulations made thereunder, and the conditions attached herewith:

Amaun: RM
Amount: RM 20243420801IR300062

No. Resit:
Receipt No.: RM 2,500.00

Bertarikh:
Date: 18 MAC 2024

AKTA JUALAN LANGSUNG ... MALAYSIA

DATO' SERI MOHD SAYUTHI BIN BAKAR

PENGAWAL JUALAN LANGSUNG
(CONTROLLER OF DIRECT SALES)